UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2016

GENERAL EMPLOYMENT ENTERPRISES, INC
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

184 Shuman Blvd., Ste. 420, Naperville, Illinois	60563
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (630) 954-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

NAPERVILLE, IL, (March 2, 2016), MarketWired, -- General Employment Enterprises, Inc. ("the Company" or "General Employment"), (NYSE MKT: JOB), a provider of professional staffing services and solutions today announced that the Company will present at the 28th Annual ROTH Capital Partners Conference on Monday, March 14, 2016 in Orange County, CA.The annual ROTH Conference with over 3,000 attendees brings together public and private companies as well as over 1,000 institutional, private equity, venture capital and high net worth/family office investors in Dana Point, CA at the Ritz Carlton Laguna Niguel Hotel from March 13-16th, 2016. It is one of the largest of its kind in the U.S. The exclusive event provides attendees with investment ideas across a wide variety of sectors, including business services. The conference will feature company presentations, Q&A sessions, expert panels and thousands of management one-on-one and small group meetings.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release issued by General Employment Enterprises, Inc. dated March 2, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL EMPLOYMENT ENTERPRISES, INC.
(Registrant)

Date: March 2, 2016	By:	/s/ Andrew J. Norstrud
Andrew J. Norstrud
Chief Financial Officer